                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



To the Board of Directors and Shareholders'


Diedrich Coffee, Inc.:



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          /s/ KPMG LLP



Orange County, California


June 4, 1999